UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2021

Date of reporting period:  August 31, 2020

Item 1. Reports to Stockholders.

Pzena Funds
Semi-Annual Report
AUGUST 31, 2020

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	5
Pzena Small Cap Value Fund	8
Pzena International Small Cap Value Fund	10

Pzena Mid Cap Value Fund
Portfolio Allocation	12
Schedule of Investments	13

Pzena Emerging Markets Value Fund
Portfolio Allocation	14
Schedule of Investments	15
Portfolio Diversification	17

Pzena Small Cap Value Fund
Portfolio Allocation	18
Schedule of Investments	19

Pzena International Small Cap Value Fund
Portfolio Allocation	21
Schedule of Investments	22
Portfolio Diversification	24

Statements of Assets and Liabilities	25

Statements of Operations	27

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	29
Pzena Emerging Markets Value Fund	30
Pzena Small Cap Value Fund	31
Pzena International Small Cap Value Fund	32

Financial Highlights
Pzena Mid Cap Value Fund	33
Pzena Emerging Markets Value Fund	35
Pzena Small Cap Value Fund	37
Pzena International Small Cap Value Fund	39

Notes to Financial Statements	41

Expense Example	50

Notice to Shareholders	52

Privacy Notice	53

Dear Shareholder:

The time period that this letter covers is remarkable, beginning with the historically rapid decline in global stock markets to the incredibly quick rebound. Indeed, since the beginning of April, while we continue to suffer through a global pandemic and extreme economic contraction, the market has been on a tear. The bounce-back has not been universal, however, having rewarded some countries and sectors significantly more than others. In the U.S. and several Asian markets, led by China, broad market indices have earned back all or more of the March decline, while many European markets continue to lag and remain in negative territory. Investors have favored big tech stocks and, more generally, the “big grower” universe. The narrow rally off the March bottom has magnified the growth/value dislocation, which has reached a level we view as unsustainable. Consider the returns for value and growth over the past six months. In local currency, the MSCI ACWI Value Index trailed the MSCI ACWI Growth Index by 29.05 percentage points (-1.18% vs. 27.87%)! And this, of course, extends a long period of the growth style’s dominance over value, which runs more than 10 years.

Successful investing starts with focus and discipline. We understand that, to reach your goals, you need your investment managers to stay true to their style and approach, even when their style is out of favor. As always, we are committed to delivering style-pure funds. History strongly suggests that value will again regain leadership. If there’s ever a time when a rally seems to have become untenably bifurcated, we believe it’s now. And if now is not the time to lean in to a value portfolio, then when? We see an exciting investment opportunity for years to come.

Our philosophy of value investing is to buy stocks whose share prices have dropped for reasons we believe are temporary, focusing on the long-term prospects for the business. We believe that waiting for the catalyst to emerge before making the investment can result in missing the initial stock price appreciation, which, when earnings are recovering, can be rapid and steep.

Since the end of 2017 growth has outperformed value by nearly 54 percentage points, leaving even the most ardent value investors weary. However, when you deconstruct the components, a preponderance of growth’s outperformance has been driven by its expanding PE multiple.

A similar dynamic occurred around the tech bubble, when growth massively outperformed value, again driven by an extreme divergence in valuation multiples. Of course, in the period following this, the growth/value dynamic succumbed to the gravity of multiple normalization. Ultimately, the performance of value would make up the entire deficit and bank a sizable advantage over growth over the entire cycle, as it typically does over a full cycle.

Please take a few minutes to read the portfolio manager letters that follow for details on how your Fund performed over the past six months, and how they have positioned the Funds in light of the massive market and sector moves we have seen this year.

If you have questions about your Pzena Funds portfolio, please get in touch with your advisor or a member of our team of registered representatives.

Thank you for your continued support and confidence in Pzena Funds’ investment and client services teams.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets countries and 26 Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 26 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Price to Earnings ratio (P/E ratio)—A ratio for valuing a company that measures its current share price relative to its per-share earnings.

Pzena Mid Cap Value Fund
Commentary
August 2020

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2020.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year	Years	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	14.08%	-5.25%	-4.69%	-2.98%	2.89%	2.46%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	14.13%	-5.04%	-4.35%	-2.67%	3.22%	2.77%
Russell Midcap® Value Index	10.10%	0.95%	-1.30%	2.51%	6.14%	5.43%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVMX Expense Ratio – Gross: 1.58%
PZVMX Expense Ratio – Net: 1.25%*

PZIMX Expense Ratio – Gross: 1.23%
PZIMX Expense Ratio – Net: 0.90%*

Expense ratios shown are as of a supplement to the Fund’s registration statement dated June 28, 2020.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

Despite March returns that were down significantly, U.S. equities turned in a strong performance over the six months ended August 31. Beginning in April, increased optimism around government stimulus programs, and the economy reopening powered stocks forward. Returns were not evenly distributed, however, as small and midcap stocks lagged large caps, and value continued to trail growth. While the Russell Midcap Index returned 9.95%, the Russell Midcap Value Index ended the period relatively flat at 0.95%. Likewise, the disparity among sector returns within the Russell Midcap Value Index was significant. The materials & processing and technology sectors were strongest, up over 17%, while the financial services sector declined over 10% and the energy sector was down by more than 20%. Value stocks (in both the U.S. and international markets) continued to underperform the general market, leading to one of the widest six-month performance gaps we have ever measured between value and growth across the market cap spectrum.

In underperforming the index, the Fund’s stock selection in the technology and consumer discretionary sectors were the principal drivers, further exacerbated by the strong performance of index holdings that we don’t own, that benefited from the “work from home” environment and investors’ continued gravitation towards tech. Partially offsetting this was stock selection in financial services.

The Fund’s largest individual detractors were Axis Capital Holdings Limited (Axis Capital), National Oilwell Varco, Inc. (NOV), and PVH Corp. (PVH).

Axis Capital (Bermuda-based property & casualty company) traded down on concerns around elevated expenses related to COVID-19 and a large increase in reserves. Management has a history of conservative reserve development and the company and industry are now benefiting from material price increases on insurance renewals due to the current hard market. NOV (oil services) shares fell amid the collapse of oil prices and increasing fears of a sharp economic downturn due to the coronavirus outbreak. Despite these concerns the company did report a better-than-consensus second quarter on stronger margins and solid cash flow. PVH (branded apparel firm, including Calvin Klein and Tommy Hilfiger) experienced a significant decline in sales during the forced shutdown of retail outlets in the U.S. and Europe. The company has a strong liquidity profile and is positioned to take advantage of the demise of weaker competitors in our view. We added to our positions in Axis Capital, NOV, and PVH during the period.

Two of the largest contributors, Dow Inc. (Dow) and American International Group (AIG), are also new positions, and the Fund benefited from opportunistic buying.

Dow operates a fleet of ethylene crackers around the world that take either naphtha (an oil derivative) or ethane (a natural gas derivative) as feedstock. Global oversupply has driven ethylene margins near historical trough levels. However, Dow’s ethane-based crackers in the U.S. Gulf Coast have benefitted from a meaningful feedstock advantage with access to cheap ethane produced as a by-product of U.S. shale drilling. The sharp decline in oil prices during 1H2020 had the market

Pzena Mid Cap Value Fund
Commentary (Continued)
August 2020

worried about the collapse in the oil-to-gas spread and a permanent impairment of Dow’s earnings power. We began buying the stock in March and shares of Dow have since recovered on earnings that beat consensus, a pickup in demand, and a doubling of the oil-to-gas spread. Dow also has a strong liquidity position with $12B in cash and revolving credit and no large debt maturities until 2H 2023.

AIG shares were weak in March as investors worried about COVID-19-driven insurance losses and investment risk. While the company was at the center of the global financial crisis, its business model has changed markedly, having exited higher risk businesses such as capital markets. The market volatility gave us an opportunity to buy a recovering franchise at a very low valuation early in the period. AIG’s share price subsequently improved as management’s increased disclosure helped investors get comfortable with the company’s exposure to COVID-19-impacted lines such as business interruption, event cancellation, travel insurance, and workers compensation, as well as investment portfolio exposure to credit losses and rate migration. Additionally, AIG raised $4.1bn in additional debt, ensuring that they will be able to refinance their 2020 and 2021 debt maturities.

Given the tremendous volatility and market dislocation we experienced this period, trading activity was higher than typical. We took advantage of the opportunity to establish the following new positions. Reinsurance Group of America, Incorporated (RGA), is one of the five largest life reinsurers with a robust franchise and stable track record. After the COVID-19 outbreak, its shares traded down given its heavy exposure to mortality risk. Based on our fundamental analysis, we found that the COVID-19-driven mortality losses are priced in. Additionally, the company applied a conservative capital approach and raised capital to weather the upcoming losses. NRG is an unregulated utility that operates a fleet of conventional generation power plants and a large retail electricity supply business, primarily focused in Texas. The company previously had high leverage, volatile earnings due to fluctuating power prices, and uncompetitive renewables projects. The company has sold off the uncompetitive project, matched generation and retail demand to reduce volatility, and reduced its debt to a level that we believe should lead to a ratings upgrade. The company now operates as a duopoly with significant barriers to entry. GAP Inc. (GAP), notable for its GAP, Old Navy and Banana Republic brands, has suffered from weak comparable sales and merchandizing imbalances. Old Navy is the most profitable and occupies a unique space in the frugal fashion category. We also have a free option on the Athleta brand of high-end women’s athleisure. We believe management has identified and is correcting the imbalances and is also taking the opportunity to restructure costs with the benefits likely to show themselves in upcoming quarters. Textron Inc. (Textron) is a global industrial conglomerate that produces both small and medium-sized business jets, as well as military and commercial helicopters. The COVID-induced collapse in air travel hurt Textron in February/March, which had already been depressed from 2018 levels due to poor performance in the industrial unit, as well as a continued tepid recovery in what we think are trough business jet volumes from lofty pre-global financial crisis levels. Textron underwent significant cost restructuring during the recent downturn, which could generate positive operating leverage should demand for private air travel accelerate (there are signs that this is starting to occur).

To fund these new positions, we sold relative outperformers such as global design, construction and government services firm AECOM, alternative asset managers KKR & Co. Inc. and Apollo Global Management Inc., and trimmed hand tools and power tools company Stanley Black & Decker, Inc. We also exited advertising company Interpublic Group of Companies, Inc. on valuation and swapped California regulated utility company Edison International for sector peer NRG.

As valuations in the Fund reached extreme levels we focused our efforts on understanding the liquidity of our holdings in a severe and sustained economic event, and then to rotating the Fund from names that held up relatively well into the most compelling valuation opportunities. While there was a strong reversal of sentiment relative to the start of the year, growth stocks remained in favor, leading to valuation spreads that are greater than anything we have seen in the last 50 years. Opportunities are across a range of industries and risks and we continue to diligently research companies that are underappreciated by the market but with the liquidity and capital structures to avoid permanent impairment. We continue to remain underweight perceived ‘safe’ sectors including utilities and health care.

Pzena Mid Cap Value Fund
Commentary (Continued)
August 2020

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates.

An index cannot be invested in directly.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

Cash flow—net amount of cash being transferred into and out of a business.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Pzena Emerging Markets Value Fund
Commentary
August 2020

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2020.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year	Years	Years	(3/31/2014)
Pzena Emerging Markets Value Fund –
Investor Class (PZVEX)	14.58%	0.00%	-2.02%	-4.41%	5.18%	-0.31%
Pzena Emerging Markets Value Fund –
Institutional Class (PZIEX)	14.67%	0.11%	-1.75%	-4.10%	5.50%	-0.01%
MSCI Emerging Markets Index	19.53%	11.23%	14.49%	2.83%	8.66%	4.13%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVEX Expense Ratio – Gross: 1.59%
PZVEX Expense Ratio – Net: 1.44%*

PZIEX Expense Ratio – Gross: 1.24%
PZIEX Expense Ratio – Net: 1.09%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2020.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

After declining 15.40% in March, the MSCI Emerging Markets Index produced a 31.48% return over the subsequent five months, to turn in a six-month total return of 11.23%. Dominant themes were tariff and trade concerns, coronavirus and its impacts, and the collapse and subsequent rebound in oil prices. Amid considerable market volatility, the range of outcomes between individual country and sector performance over the period were wide.

Within the MSCI Emerging Markets Index, the financials, utilities, and energy sectors generated negative returns, while health care and consumer discretionary were up over 35%, and communication services and information technology rose by more than 21%. On a country basis, Colombia and Brazil each declined by more than 20%, while China, Taiwan, and Korea rose by more than 15%.

Likewise, growth and value performance continued to diverge. In what was a difficult period for deep value stocks (across both developed and emerging markets), our Fund modestly lagged the value index (the MSCI Emerging Markets Value Index), which returned 0.59%. Looking at index data back to the inception of the style series, the trailing six-month performance for value ranks in the worst 2% of history relative to the standard index.

In underperforming the standard index, the Fund’s underweight to, and stock selection within, China were the principal drivers. Positions in Korea and South Africa also detracted. Holdings from Poland and the Czech Republic contributed slightly. Positions held in consumer discretionary, utilities, and communication services had the largest sectoral impact on relative returns, while names held in the consumer staples and health care sectors were modestly positive.

The individual holdings that detracted most from the Fund’s performance were Brazilian utility companies Light S.A., and Companhia Energetica de Minas Gerais SA (“CEMIG”), and Standard Chartered (London-headquartered bank with approximately 90% of its revenues from Asia, Africa, and the Middle East).

The Brazilian utility sector was hit hard by the lockdown in response to the global pandemic, which both reduced electricity volumes and led to an increase in delinquent customer payments due to the economic uncertainty. Moreover, the Brazilian utility regulator suspended service cuts to non-payers in the residential sector for 90 days in response to COVID-19, which further impacted both companies’ ability to collect payment. We expect these headwinds to impact 2020 earnings and cash flow significantly, and this was largely responsible for the stock price declines that were seen throughout the sector.

Prospects have improved markedly in recent months, and we believe that both companies have ample liquidity to address any near-term debt maturities. Their balance sheets were further strengthened by the regulator’s Covid Fund, which was disbursed to the companies beginning in August as a non-debt

Pzena Emerging Markets Value Fund
Commentary (Continued)
August 2020

regulatory liability that will cover any cash flow shortfalls through the end of the year. Additionally, the regulator’s service cut prohibition expired in August, delinquent payment levels have begun to decrease, and power demand has nearly climbed back to pre-Covid levels as the economy has recovered. Thus, we continue to hold both positions and believe they remain attractively valued on a risk-adjusted basis.

Standard Chartered was also a significant detractor. It, along with three other banks, was forced by the Bank of England to voluntarily cancel their dividends. There was also pressure from the passing of the Hong Kong security law, which raised uncertainty about the long-term economic trajectory of this important market. Actual results reported during the period reflected strong operating performance and a prudent approach towards proactive provisioning, weighed down by some specific bad credits. We added to our position.

Taiwan Semiconductor Manufacturing Co., Man Wah Holdings, and Aurobindo Pharma were the Fund’s largest contributors.

Taiwan Semiconductor led as reported revenue met guidance and came in ahead of consensus, driven by strong demand across high-end smartphones, 5G infrastructure, and High Performance Computing (HPC). It also reported that margins came in ahead of expectations driven by higher utilization.

Man Wah Holdings (Hong Kong-based furniture company) was up on strong fiscal year results. Despite COVID-19 headwinds, revenues were up 8%, mostly due to a boost from China, and the company was able to expand margins. Additionally, Man Wah reduced leverage over the course of the year.

Aurobindo Pharma, our Indian generic pharmaceutical holding, was also strong on positive developments relating to FDA investigations at its facilities. Aurobindo continued to steal market share from other global generic manufacturers and meet U.S. FDA regulatory compliance guidelines. Reversing an earlier decision, the FDA classified Aurobindo’s unit IV injectable plant as VAI (Voluntary Action Initiated). This is important, as the unit has many new drug applications pending approval. Aurobindo Pharma continues to show strong global sales. Operating income grew 27% year over year as margins expanded from 17.0% to 18.5%.

During the six-month period we added several new names to the portfolio. Trip.com (China), is a market leader in a secularly growing category. We believe the eventual resumption of travel will return Trip.com to its growth trajectory. We purchased Yue Yuen, the Hong Kong-based footwear manufacturer, which is a key supplier to Nike and Adidas. It has seen its stock price fall on demand fears. We believe this is a temporary issue, as is its recent margin pain, as it absorbs the cost of transitioning to a new manufacturing facility in Indonesia. We bought Indian private bank ICICI Bank, which we think is a long-term winner in the structurally attractive Indian banking market once we get to the other side of the COVID controversy. We purchased Galaxy Entertainment Group, one of the largest casinos in Macau. Beyond its current size, it also has the largest land bank in Macau and hence has the highest long-term growth potential. It also boasts of high-quality properties with a strong presence in mass premium and VIP sectors, generating higher revenue and EBITDA per table versus its peers. It currently has a net cash balance and is locally owned. We were able to buy a strong company with solid long-term prospects at an attractive valuation, as the stock price was hurt by COVID-19 concerns. And, finally, we added Itau Unibanco Holding to the portfolio. Itau is one of the largest and most profitable banks in Brazil. It boasts of a solid deposit franchise combined with a well-diversified loan book delivering consistently high ROEs. Recent COVID-19 fears hit the stock, providing us with an opportunity to buy it at an attractive valuation versus its earnings power. We also expanded our position in Hankook Tire & Technology (Korea) significantly. As a low-cost tier 2 tire manufacturer, profitability is primarily driven by volumes and plan utilization. In 2019 its most profitable market (Europe) underwent a slowdown in replacement tires, so demand was weak. The inability to run plants at high utilization hurt margins. As demand picks up and plants are better utilized, margins should improve back to our ‘normalized’ levels.

To fund these purchases, we exited Punjab National Bank, an Indian public sector bank whose range of outcomes had widened unattractively in the downturn, Chinese soybean crusher China Agri-Industries Holdings, as it was acquired by its parent during the quarter, coal producer China Shenhua Energy, whose stock price had held up relatively well, and, finally, Huadian Power (Chinese IPP).

We also trimmed relative outperformers Aurobindo Pharma (Indian generic pharma), China Dongxiang (China-based international sportswear brand), Lite-On Technology (Taiwan), and Hana Financial Group (Korea) on valuation.

Turnover is a little higher than usual given opportunities afforded by market volatility.

In terms of portfolio positioning, there are no major changes. Information technology and financials are the largest commitments, and the portfolio maintains no exposure to real estate and a modest allocation to consumer staples and health care (on valuation grounds). Exposure to consumer discretionary stocks increased while the allocation to utilities declined. Geographically, the large commitments to Korea, China (albeit underweight) and Taiwan (also underweight) remain. Latin American exposure is below index and the largest relative exposure remains to emerging Europe.

The widening of valuation spreads at an unprecedented pace convinces us of the extreme opportunity in undervalued stocks today. We are excited by the quality of franchises available to invest in, in this climate, at bargain prices.

Pzena Emerging Markets Value Fund
Commentary (Continued)
August 2020

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

An index cannot be invested in directly.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

Cash flow—net amount of cash being transferred into and out of a business.

EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of profitability.

Return on Equity (ROE)—The amount of net income returned as a percentage of shareholders equity.

Pzena Small Cap Value Fund
Commentary
August 2020

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2020.

					Since
	Three	Six	One	Three	Inception
	Months(1)	Months(1)	Year	Years	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	10.19%	-7.31%	-7.22%	-4.11%	-0.08%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	10.27%	-7.19%	-6.96%	-3.84%	0.22%
Russell 2000® Value Index	10.68%	-3.66%	-6.14%	-1.39%	3.94%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVSX Expense Ratio – Gross: 2.13%
PZVSX Expense Ratio – Net: 1.46%*

PZISX Expense Ratio – Gross: 1.78%
PZISX Expense Ratio – Net: 1.11%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2020.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

Despite a significant decline in March, U.S. equities turned in a strong performance over the six months ended August 31. Beginning in April, increased optimism around government stimulus programs, and the economy reopening powered stocks forward. Returns were not evenly distributed, however, as small caps lagged large caps, and value continued to trail growth. While the Russell 2000 Index returned 6.57%, the Russell 2000 Value Index ended the period down 3.66%.

Likewise, the disparity among sector returns within the Russell 2000 Value Index was significant. The health care and consumer staples sectors were strongest, up over 15%, while the financial services and energy sectors each declined by more than 14%.

The Fund’s concentration in the underperforming financial services sector and lagging stock price performance among producer durables were the largest drag on absolute returns. Holdings within the consumer discretionary and technology sectors contributed the most.

Holdings detracting most from Fund returns were Varex Imaging Corporation, Hope Bancorp, Inc., and Webster Financial Corporation.

Varex Imaging (x-ray tubs and digital detectors) reported results that missed revenue and operating profit estimates, and margins that contracted by 600 basis points year over year on both sales mix and high expenses.  Earnings pressure led to a dilutive convertible debt offering to reduce leverage.

Hope Bancorp and Webster Financial (regional banks) were down as lower interest rates and concerns around credit drove down regional bank valuations.  Provisions remain significantly above normal as banks continue to see deterioration in their loan books, but high capital ratios and adequate reserving leave the banks in strong positions to work through the current economic environment.

The largest individual contributors were Celestica Inc., Dana Incorporated, and JELD-WEN Holding, Inc.

Celestica shares were strong this period following better-than-expected results. Earnings per share, sales, and margins were all ahead of market consensus and semi-cap equipment was profitable for the first time since late 2018. While sales were still declining, the company is seeing positive incremental trends and it has had very positive free cash flow and a strong balance sheet.

Shares of door and window manufacturer JELD-WEN were up on improved sentiment around housing and remodel demand and very strong 2Q2020 results, reflecting a beat on revenues and margins on strong pricing in North American residential doors. The door market is highly consolidated and has increased pricing throughout the period.

Dana Incorporated (auto components supplier) was higher despite reporting weak earnings, as the company has done a good job of controlling costs and building liquidity in the face of the slowdown.

Given the tremendous volatility and market dislocation we experienced this period, trading activity was higher than typical. We initiated positions in Belden Inc., Moog Inc., Umpqua Holdings Corporation, PVH Corp., Cowen Inc., Orion Engineered Carbons, National Oil Well Varco Inc., and TechnipFMC.

Pzena Small Cap Value Fund
Commentary (Continued)
August 2020

Belden is a signal transmission company that makes connectors and wires. Over the past 15 years, the company transformed itself from a commodity provider to a specialty company with much higher margins and more differentiated offerings. The stock had underperformed due to disappointing organic growth in recent years but after adjusting the portfolio, we believe the company is well positioned to grow and is attractively valued. Moog is a manufacturer of motion control equipment that faces a number of headwinds in the form of operational issues and reduced commercial aircraft builds. We like the company’s mix of businesses and believe management can bring margins closer to the industry average. We added regional bank Umpqua to diversify our banking positions and take advantage of low bank valuations due to concerns of low interest rates. We bought PVH (branded apparel firm, including Calvin Klein and Tommy Hilfiger), which experienced a significant decline in sales during the forced shutdown of retail outlets in the U.S. and Europe. The company has taken aggressive cost actions to minimize cash burn during the shutdown. Coupled with a strong liquidity profile, we believe PVH is positioned to survive the current crisis and take advantage of the demise of weaker competitors. We initiated a position in investment bank Cowen, which has investment banking, broker, and asset management operations, and a number of balance sheet investments. While historically undermanaged, we believe the company can unlock value by monetizing a number of investments and focusing on its strongest franchises. We also initiated a position in Orion Engineered Carbons, a chemical company that makes rubber carbon black (used to reinforce rubber goods including tires), and specialty carbon black, which has a range of applications. While there have been near-term declines in demand for tires with decreased travel, we believe demand for tires will recover. Further, Orion’s specialty carbon black business is strong, in a market dominated by them and one competitor. Finally, we initiated a position in two new oil service companies, both of which were previously held in our larger cap portfolios but fell to the small cap universe during the quarter. National Oilwell Varco is a leading supplier of capital equipment used on offshore drilling rigs and land drilling rigs. While this business will be highly impacted by lower oil prices, the company has a leading market position, strong liquidity, and products that will ultimately be in demand as oil supplies naturally deplete without further exploration. The other is TechnipFMC, a market leader in subsea production systems and has an engineering & construction business involved in the design of energy systems that has a strong backlog.

To fund these new positions, we sold Sykes Enterprises Incorporated (call center outsourcer) and Masonite International Corp. (door manufacturer) as they approached our estimate of fair value, KBR Inc. (engineering and construction and government services), and Gibraltar Industries Inc. (building products), also on valuation, and Synovus Financial Corp. (regional bank) as we reallocated to other banks with better risk/return profiles.

As valuations in the Fund reached extreme levels, we focused our efforts on understanding the liquidity of our holdings in a severe and sustained economic event, and then to rotating the Fund from names that held up relatively well into the most compelling valuation opportunities. While there was a strong reversal of sentiment relative to the start of the year, growth stocks remained in favor, leading to further value spread dislocations and opportunities for new investments, as demonstrated by the names added thus far this year and those in our research pipeline. Opportunities are across a range of sectors and we continue to diligently research companies that are underappreciated by the market but with the liquidity and capital structures to avoid permanent impairment.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

Free cash flow—cash available after spending on capital goods and changes in working capital.

Basis point—One-hundredth of a percentage point (0.01%).

Pzena International Small Cap Value Fund
Commentary
August 2020

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2020.

				Since
	Three	Six	One	Inception(1)
	Months(1)	Months(1)	Year	(7/2/2018)
Pzena International Small Cap Value Fund – Investor Class (PZVIX)	16.21%	-4.14%	-7.95%	-12.64%
Pzena International Small Cap Value Fund – Institutional Class (PZIIX)	16.37%	-4.14%	-7.75%	-12.43%
MSCI World ex-USA Small Cap Index	13.39%	10.77%	10.89%	1.27%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVIX Expense Ratio – Gross: 13.54%
PZVIX Expense Ratio – Net: 1.53%*

PZIIX Expense Ratio – Gross: 13.19%
PZIIX Expense Ratio – Net: 1.18%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2020.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

After declining 18.30% in March, the MSCI World ex USA Small Cap Index produced a 35.55% return over the subsequent five months, to turn in a six-month total return of 10.77%. As economies started reopening and economic activity showed signs of life, investor sentiment improved from the pandemic-induced late-March trough. Within the MSCI World ex USA Small Cap Index, materials, information technology, and health care performed best, while energy and real estate detracted. On a country basis, the top performers were Sweden, Australia, and Denmark, while Austria and Spain were in the red.

Value stocks (in both developed and emerging markets) continued to underperform the general market, leading to one of the widest six-month performance gaps we have ever measured between value and growth across the market cap spectrum. In this anti-value environment, our Fund underperformed its benchmark, driven by poor stock price performance in cyclicals, partially offset by positioning in real estate, as our Fund was significantly underweight the weak sector.

The individual holdings that detracted most from the Fund’s performance were, in some cases, those we exited in the crisis to redeploy the capital to more attractive opportunities. These included Europcar Mobility Group SA (“Europcar”), Genworth MI Canada (“Genworth”), and Coface SA (Coface). European rental car operator Europcar faced an unprecedented decline in travel, and despite shrinking the fleet by over 40% and implementing aggressive cost actions, the company continued to burn cash. Despite having sufficient liquidity, the total leverage on the balance sheet has weighed on the company. Without clarity on the duration of the travel restrictions and pain, the range of outcomes for the company has widened significantly, ultimately leading us to decide to exit the position. Shares of mortgage insurer Genworth were affected by COVID-19 but the stock had been a relative outperformer for the prior year before the pandemic struck, and we had been trimming our position before fully exiting in March. Similar to Genworth, global trade credit provider Coface was performing well before the pandemic struck, reporting strong earnings, cost cutting, and continued low loss ratios. While these strong results continued into 2020, uncertainty around the future path of credit losses introduce potential downside risk for the company, and we fully exited the position in April to deploy the proceeds into more attractive opportunities.

PostNL NV (PostNL), Celestica Inc. (Celestica), and Flow Traders NV (Flow Traders) were the Fund’s largest contributors. Dutch mail carrier PostNL beat 2Q2020 expectations – even after an earlier positive pre-announcement and increased guidance for the year – primarily due to volume growth in its parcel delivery business. We trimmed some shares after the strong performance, but the stock remains cheap, in our view. PostNL has a well invested sorting and parcel handling network and has been taking advantage of very strong volumes due to a change in consumer preferences during the global pandemic. Canadian electric manufacturing services firm Celestica was a contributor during the period following better-than-expected 1Q2020 results. Earnings per share (EPS), sales, and margins were all ahead of market consensus. Celestica announced another strong beat for 2Q2020 and guided 3Q to be in-line with 2Q, implying 40% EBITA (earnings before interest, taxes, and amortization) growth year-on-year. Exchange traded fund liquidity provider Flow Traders contributed based on

Pzena International Small Cap Value Fund
Commentary (Continued)
August 2020

higher trading volume from the spike in market volatility. As an example, the company earned more in profits in the month of March than the entirety of 2019. With the normal payout ratio, the company retains significant excess capital position, even after paying a 4 EUR interim dividend (12%+ yield).

During the six-month period we added several new names to the Fund. Ituran Location and Control Ltd. (Israeli telematics company) shares fell on fears around declining new volumes with auto sales weakness both in Israel and in Latin America. The bulk of its profit continues to come from subscription services, however, which tend to remain resilient in downturns. We purchased Yue Yuen Industrial Holdings Limited, the Hong Kong-based footwear manufacturer, which is a key supplier to Nike and Adidas. It has seen its stock price fall on demand fears. We believe this is a temporary issue, as is its recent margin pain, as it absorbs the cost of transitioning to a new manufacturing facility in Indonesia. We purchased UBE Industries, Ltd., the Japanese chemical company, as its chemicals segment, a material driver of earnings, is pegged to commodities margins, which are currently weak and should improve in a normalized commodities cycle. The company also has several underappreciated specialty chemical businesses, such as battery materials, where the company is well-positioned as one of a handful of companies that have the ability to produce both the electrolyte and the separator. Finally, we are encouraged by their cost improvement initiatives. We initiated a position in oil services company TechnipFMC Plc, which was previously held in our larger cap portfolios but fell to the small cap universe during the volatile period. The company is a market leader in subsea production systems and also an engineering & construction company involved in the design of energy systems with a strong backlog. Other new positions in the Fund included global reinsurance company Scor SE, global commercial vehicle supplier SAF-HOLLAND SE, global semiconductor company Siltronic AG, Tokyo standalone home builder Open House Co., Ltd., UK builder’s merchant Travis Perkins plc, and Japanese HR company PERSOL Holdings Co., Ltd.

To help fund these purchases, we exited laptop casing manufacturer Ju Teng International Holdings Limited, whose stock price performed well, oil services company Petrofac Limited, as we felt sector peer TechnipFMC Plc was more attractive, and Aryzta AG. We also trimmed relative outperformers DIC Corporation and Hitachi Metals, Ltd., both on valuation.

The widening of valuation spreads at an unprecedented pace convinces us of the extreme opportunity in undervalued stocks today. We are excited by the quality of franchises available to invest in at bargain prices. The Fund remains heavily skewed towards industries where economic pains from the pandemic are having a meaningful impact in the short term, and where we see significant opportunities for valuation upside over the long term given the quality of the underlying franchise and balance sheet.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. Investments in real estate investment trusts (REITs) are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,580 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. The index cannot be invested in directly.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

Earnings per share (EPS)—A company’s profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company’s profitability.

Pzena Mid Cap Value Fund
Portfolio Allocation
August 31, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
August 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 99.11%
Consumer Discretionary – 22.15%
Avis Budget Group, Inc. (a)	60,005	$2,046,771
Ford Motor Co. (a)	383,778	2,617,366
Gap, Inc.	82,720	1,438,501
Gildan Activewear, Inc. (a)(b)	184,620	3,570,551
Lear Corp.	25,093	2,858,845
Mohawk Industries, Inc. (a)	19,415	1,792,587
Newell Brands, Inc.	163,323	2,609,902
PVH Corp.	32,348	1,803,724
		18,738,247

Consumer Staples – 2.20%
McKesson Corp.	12,123	1,860,153

Energy – 10.64%
Baker Hughes, a GE Co.	116,505	1,663,691
Cenovus Energy, Inc. (b)	226,742	1,070,222
Halliburton Co.	202,769	3,280,803
National Oilwell Varco, Inc. (a)	185,100	2,221,200
TechnipFMC PLC (b)	99,000	762,300
		8,998,216

Financial Services – 31.71%
American International Group, Inc. (a)	103,023	3,002,090
Axis Capital Holdings, Ltd. (b)	71,734	3,426,016
CNO Financial Group, Inc.	183,595	2,992,599
Equitable Holdings, Inc.	140,915	2,985,989
Fifth Third Bancorp	119,040	2,459,366
Invesco, Ltd. (b)	166,702	1,700,360
KeyCorp	194,784	2,399,739
Realogy Holdings Corp.	73,273	811,865
Regions Financial Corp.	204,084	2,359,211
Reinsurance Group of America, Inc.	22,815	2,091,679
Voya Financial, Inc.	49,988	2,594,877
		26,823,791

Health Care – 2.70%
Cardinal Health, Inc.	28,137	1,428,234
Mylan N.V. (a)(b)	52,311	856,854
		2,285,088

Materials & Processing – 8.64%
Dow, Inc.	49,831	2,248,375
JELD-WEN Holding, Inc. (a)	130,500	2,747,025
Olin Corp.	205,503	2,311,909
		7,307,309

Producer Durables – 12.25%
Genpact, Ltd. (a)(b)	10,516	443,565
Ryder System, Inc.	55,694	2,277,885
Snap-on, Inc.	11,865	1,759,224
Stanley Black & Decker, Inc.	2,632	424,542
Terex Corp. (a)	119,625	2,341,061
Textron, Inc.	14,537	573,194
Wabtec Corp.	38,153	2,539,081
		10,358,552

Technology – 5.94%
Avnet, Inc. (a)	112,980	3,108,080
Hewlett Packard Enterprise Co.	198,094	1,915,569
		5,023,649

Utilities – 2.88%
NRG Energy, Inc. (a)	70,676	2,431,961
Total Common Stocks
(Cost $85,214,743)		83,826,966

SHORT-TERM INVESTMENT – 0.71%
Money Market Fund – 0.71%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (c)	599,839	599,839
Total Short-Term Investment
(Cost $599,839)		599,839
Total Investments
(Cost $85,814,582) – 99.82%		84,426,805
Other Assets in Excess
of Liabilities – 0.18%		152,271
TOTAL NET ASSETS – 100.00%		$84,579,076

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of August 31, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
August 31, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2020.

Pzena Emerging Markets Value Fund
Schedule of Investments
August 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 93.54%
Brazil – 1.23%
Light S.A. (a)	1,275,339	$3,515,126

China – 15.31%
Baidu, Inc. – ADR (a)	43,028	5,359,998
China Construction Bank Corp.	4,862,000	3,444,089
China Dongxiang Group Co.	10,425,000	1,358,578
China Mobile, Ltd.	712,500	4,978,178
China Resources Power
Holdings Co., Ltd.	4,910,000	5,828,495
Dongfeng Motor Group Co., Ltd.	7,906,000	5,488,152
Grand Baoxin Auto Group, Ltd. (a)	16,849,000	2,565,330
Lenovo Group, Ltd.	10,116,000	6,761,229
Trip.com Group, Ltd. – ADR (a)	257,065	7,773,646
		43,557,695

Czech Republic – 1.78%
CEZ	246,461	5,077,884

Hong Kong – 6.40%
Galaxy Entertainment Group, Ltd. (a)	566,000	4,458,504
Man Wah Holdings, Ltd.	2,377,200	3,324,926
Pacific Basin Shipping, Ltd.	51,173,000	7,461,161
Yue Yuen Industrial (Holdings), Ltd.	1,713,000	2,966,177
		18,210,768

Hungary – 1.28%
OTP Bank PLC (a)	108,199	3,645,960

India – 6.24%
Aurobindo Pharma, Ltd.	500,904	5,504,619
ICICI Bank, Ltd. (a)	416,948	2,235,203
ICICI Bank, Ltd. – ADR	271,904	2,920,249
NTPC, Ltd.	3,615,089	4,734,498
State Bank of India (a)	117,859	339,451
State Bank of India – GDR	67,053	2,010,745
		17,744,765

Indonesia – 1.43%
PT Bank Mandiri (Persero) Tbk	9,985,100	4,079,749

Malaysia – 0.90%
Genting Malaysia Berhad	4,673,600	2,558,110

Poland – 1.18%
Cyfrowy Polsat S.A.	430,211	3,359,545

Republic of Korea – 16.84%
Dongbu Insurance Co., Ltd.	238,370	8,759,029
Hana Financial Group, Inc.	58,147	1,380,373
Hankook Tire & Technology Co., Ltd.	263,055	6,532,640
Hyundai Motor Co.	11,880	1,765,149
KB Financial Group, Inc.	90,180	2,797,485
Korea Shipbuilding & Offshore
Engineering Co., Ltd.	66,048	4,792,775
POSCO	68,050	10,569,261
Samsung Electronics Co., Ltd.	143,842	6,538,823
Shinhan Financial Group Co., Ltd. (a)	192,080	4,794,319
		47,929,854

Romania – 0.97%
Banca Transilvania S.A.	4,909,022	2,766,448

Russian Federation – 6.16%
LUKOIL PJSC – ADR	135,346	9,237,364
Rosneft Oil Co. – GDR	1,629,613	8,278,434
		17,515,798

Singapore – 2.56%
Wilmar International, Ltd.	2,276,900	7,296,523

South Africa – 2.42%
Reunert, Ltd.	826,836	1,521,851
Sasol	654,832	5,353,002
		6,874,853

Taiwan – 10.46%
Catcher Technology Co., Ltd.	864,000	5,903,993
Compal Electronics, Inc.	3,806,000	2,399,707
Hon Hai Precision Industry Co., Ltd.	2,737,132	7,173,643
Lite-On Technology Corp.	830,000	1,312,544
Taiwan Semiconductor
Manufacturing Co., Ltd.	892,000	12,965,867
		29,755,754

Thailand – 3.39%
Bangkok Bank Public Co., Ltd.	786,900	2,692,742
Bangkok Bank Public Co., Ltd. – NVDR	419,900	1,436,882
Siam Commercial Bank PLC – NVDR	2,365,800	5,511,141
		9,640,765

Turkey – 2.14%
Akbank T.A.S. (a)	2,212,607	1,473,866
Ford Otomotiv Sanayi A.S.	400,559	4,610,712
		6,084,578

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
August 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 93.54%(Continued)
United Arab Emirates – 2.16%
Abu Dhabi Commercial Bank PJSC	4,067,190	$6,134,308

United Kingdom – 4.02%
Antofagasta PLC	350,058	5,025,696
Standard Chartered PLC	1,222,850	6,414,372
		11,440,068

United States – 6.67%
Cognizant Technology Solutions
Corp. – Class A (a)	144,665	9,672,302
Flextronics International, Ltd. (a)	857,549	9,312,982
		18,985,284
Total Common Stocks
(Cost $304,883,365)		266,173,835

PREFERRED STOCKS – 3.15%
Brazil – 2.32%
Cia Energetica de Minas Gerais, 4.59%	2,218,411	4,280,113
Itau Unibanco Holding S.A., 5.23%	533,943	2,316,661
		6,596,774

Republic of Korea – 0.83%
Hyundai Motor Co., 3.51%	32,428	2,374,977
Total Preferred Stocks
(Cost $10,664,626)		8,971,751

SHORT-TERM INVESTMENT – 2.73%
Money Market Fund – 2.73%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (b)	7,756,170	7,756,170
Total Short-Term Investment
(Cost $7,756,170)		7,756,170
Total Investments
(Cost $323,304,161) – 99.42%		282,901,756
Other Assets in Excess
of Liabilities – 0.58%		1,641,705
TOTAL NET ASSETS – 100.00%		$284,543,461

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
August 31, 2020 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$13,697,721	4.81%
Consumer Discretionary	43,401,924	15.25%
Consumer Staples	7,296,523	2.57%
Energy	17,515,799	6.16%
Financials	62,836,410	22.08%
Health Care	5,504,619	1.94%
Industrials	13,775,787	4.84%
Information Technology	62,041,090	21.80%
Materials	20,947,959	7.36%
Utilities	19,156,003	6.73%
Total Common Stocks	266,173,835	93.54%

PREFERRED STOCKS
Consumer Discretionary	2,374,977	0.84%
Financials	2,316,661	0.81%
Utilities	4,280,113	1.50%
Total Preferred Stocks	8,971,751	3.15%
Short-Term Investment	7,756,170	2.73%
Total Investments	282,901,756	99.42%
Other Assets in
Excess of Liabilities	1,641,705	0.58%
Total Net Assets	$284,543,461	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
August 31, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
August 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 97.56%
Consumer Discretionary – 12.22%
Avis Budget Group, Inc. (a)	23,683	$807,827
Dana, Inc. (a)	82,475	1,150,527
Hooker Furniture Corp.	35,455	873,966
Motorcar Parts of America, Inc. (a)	41,896	729,409
PVH Corp.	9,933	553,864
		4,115,593

Consumer Staples – 3.88%
Spectrum Brands Holdings, Inc.	10,053	599,159
Universal Corp.	16,314	708,191
		1,307,350

Energy – 6.12%
Murphy Oil Corp.	50,871	698,968
National Oilwell Varco, Inc. (a)	32,431	389,172
NexTier Oilfield Solutions, Inc. (a)	261,595	659,219
TechnipFMC PLC (b)	40,662	313,097
		2,060,456

Financial Services – 32.78%
American Equity Investment
Life Holding Co.	32,929	787,332
Argo Group International
Holdings, Ltd. (a)(b)	19,462	722,819
Associated Banc-Corp.	76,805	1,032,259
Axis Capital Holdings, Ltd. (b)	30,464	1,454,961
CNO Financial Group, Inc.	80,776	1,316,649
Cowen, Inc. – Class A	27,583	498,976
First Midwest Bancorp, Inc.	47,764	595,139
Hope Bancorp, Inc.	76,681	648,721
Realogy Holdings Corp.	24,961	276,568
TCF Financial Corp.	26,080	701,030
Umpqua Holdings Corp.	59,495	671,104
Univest Financial Corp.	41,275	664,115
Webster Financial Corp.	35,729	982,548
WSFS Financial Corp.	23,368	684,682
		11,036,903

Health Care – 3.83%
Triple-S Management
Corp. – Class B (a)(b)	44,987	836,758
Varex Imaging Corp. (a)	40,803	452,506
		1,289,264

Materials & Processing – 6.52%
JELD-WEN Holding, Inc. (a)	48,581	1,022,630
Olin Corp.	55,169	620,651
Orion Engineered Carbons S.A. (b)	45,394	551,537
		2,194,818

Producer Durables – 20.62%
Belden, Inc.	29,725	1,001,138
Enerpac Tool Group Corp.	48,683	1,012,606
Moog, Inc. – Class A	12,626	761,222
REV Group, Inc.	93,605	725,439
Ryder System, Inc.	27,216	1,113,134
Steelcase, Inc.	57,587	601,784
Terex Corp. (a)	52,221	1,021,965
TriMas Corp. (a)	26,220	662,842
TrueBlue, Inc. (a)	2,600	43,992
		6,944,122

Technology – 11.59%
Avnet, Inc. (a)	34,962	961,805
Celestica, Inc. (a)(b)	139,695	1,110,575
Insight Enterprises, Inc. (a)	2,372	141,858
Plantronics, Inc.	19,329	238,906
ScanSource, Inc. (a)	36,731	906,888
Super Micro Computer, Inc. (a)	19,875	544,376
		3,904,408
Total Common Stocks
(Cost $38,049,406)		32,852,914

REIT – 1.23%
Financial Services – 1.23%
DiamondRock Hospitality Co. (a)	77,711	411,868
Total REIT
(Cost $543,578)		411,868

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2020 (Unaudited)

	Shares	Fair Value
SHORT-TERM INVESTMENT – 0.62%
Money Market Fund – 0.62%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (c)	209,729	$209,729
Total Short-Term Investment
(Cost $209,729)		209,729
Total Investments
(Cost $38,802,713) – 99.41%		33,474,511
Other Assets in Excess
of Liabilities – 0.59%		199,788
TOTAL NET ASSETS – 100.00%		$33,674,299

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of August 31, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
August 31, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
August 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 98.55%
Australia – 1.50%
OFX Group, Ltd.	240,912	$34,248

Austria – 2.85%
Vienna Insurance Group AG Wiener
Versicherung Gruppe	2,662	65,122

Belgium – 1.12%
Orange Belgium S.A.	1,521	25,629

Canada – 8.73%
Celestica, Inc. (a)	10,633	84,699
Linamar Corp.	2,080	65,222
Transcontinental, Inc. – Class A (a)	4,199	49,383
		199,304

France – 9.90%
Europcar Mobility Group (a)	19,248	29,768
Ipsos	2,113	55,726
Rexel S.A. (a)	7,925	106,016
SCOR SE	1,285	34,380
		225,890

Germany – 9.26%
Bertrandt AG	630	25,712
Deutsche Pfandbriefbank AG (a)	4,911	35,749
SAF-Holland S.A. (a)	3,520	29,068
Salzgitter AG	6,097	98,260
Siltronic AG	243	22,601
		211,390

Hong Kong – 5.40%
Pacific Basin Shipping, Ltd.	513,000	74,797
Yue Yuen Industrial (Holdings), Ltd.	28,000	48,484
		123,281

Israel – 1.56%
Ituran Location and Control, Ltd.	2,459	35,656

Italy – 8.13%
Anima Holding S.p.A.	11,629	51,152
BPER Banca (a)	5,624	15,443
Danieli & C Officine Meccaniche S.p.A.	7,951	69,265
Maire Tecnimont S.p.A. (a)	27,535	49,715
		185,575

Japan – 18.73%
DIC Corp.	1,600	38,114
Foster Electric Co., Ltd.	6,734	73,943
Fukuoka Financial Group, Inc.	2,800	46,396
Hitachi Metals, Ltd.	4,400	66,093
Open House Co., Ltd.	800	28,438
Persol Holdings Co., Ltd.	1,700	26,564
Tsubakimoto Chain Co.	1,600	37,570
Ube Industries, Ltd.	2,400	42,940
Zeon Corp.	6,400	67,435
		427,493

Netherlands – 5.42%
Flow Traders	1,113	43,830
Koninklijke BAM Groep N.V. (a)	20,891	32,185
PostNL N.V.	15,990	47,647
		123,662

Norway – 2.78%
Subsea 7 S.A.	7,824	63,321

Republic of Korea – 5.41%
DB Insurance Co., Ltd.	1,912	70,258
Hankook Tire & Technology Co., Ltd.	2,139	53,119
		123,377

Spain – 2.44%
Unicaja Banco S.A. (a)	77,294	55,620

United Kingdom – 15.32%
Balfour Beatty PLC	12,593	37,539
Capita PLC	72,105	29,832
Drax Group PLC	25,660	96,112
John Wood Group PLC	25,219	83,537
Northgate PLC	20,071	50,387
TechnipFMC PLC	3,515	27,065
Travis Perkins PLC	1,527	25,097
		349,569
Total Common Stocks
(Cost $2,724,855)		2,249,137

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2020 (Unaudited)

	Shares	Fair Value
SHORT-TERM INVESTMENT – 2.50%
Money Market Fund – 2.50%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (b)	57,023	$57,023
Total Short-Term Investment
(Cost $57,023)		57,023
Total Investments
(Cost $2,781,878) – 101.05%		2,306,160
Liabilities in Excess
of Other Assets – (1.05)%		(23,863)
TOTAL NET ASSETS – 100.00%		$2,282,297

Percentages are stated as a percent of net assets.

AG	Aktiengesellschaft
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per azioni
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
August 31, 2020 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$81,355	3.57%
Consumer Discretionary	269,836	11.82%
Energy	173,924	7.62%
Financials	452,198	19.81%
Industrials	661,644	28.99%
Information Technology	172,787	7.57%
Materials	312,843	13.71%
Real Estate	28,438	1.25%
Utilities	96,112	4.21%
Total Common Stocks	2,249,137	98.55%
Short-Term Investment	57,023	2.50%
Total Investments	2,306,160	101.05%
Liabilities in Excess
of Other Assets	(23,863)	(1.05)%
Total Net Assets	$2,282,297	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
August 31, 2020 (Unaudited)

		PZENA
	PZENA	EMERGING
	MID CAP	MARKETS
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $85,814,582 and $323,304,161, respectively)	$84,426,805	$282,901,756
Foreign currency, at value (cost $0 and $695,110, respectively)	—	699,317
Receivables:
Fund shares sold	7,034	445,328
Securities sold	—	316,019
Dividends and interest	243,728	514,297
Dividend tax reclaim	—	63,829
Spot receivable	—	980
Prepaid expenses	18,222	27,046
Total assets	84,695,789	284,968,572
LIABILITIES:
Payables:
Due to custodian	—	10,448
Fund shares redeemed	—	12,404
Due to Adviser (Note 4)	48,998	207,518
Administration fees	25,970	76,909
Transfer agent fees and expenses	12,961	19,214
Audit fees	11,343	11,343
12b-1 distribution fees – Investor Class	5,247	12,295
Shareholder reporting	3,714	17,314
Chief Compliance Officer fee	2,685	2,685
Miscellaneous	1,919	1,282
Trustee fees and expenses	1,370	1,615
Custody fees	1,039	48,922
Fund accounting fees	636	1,922
Shareholder servicing fees – Investor Class	493	1,240
Legal fees	338	—
Total liabilities	116,713	425,111
NET ASSETS	$84,579,076	$284,543,461
NET ASSETS CONSIST OF:
Paid-in capital	$85,846,922	$335,094,749
Total distributable earnings	(1,267,846)	(50,551,288)
Net assets	$84,579,076	$284,543,461
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$5,836,493	$14,571,014
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	567,277	1,626,323
Net asset value, offering and redemption price per share	$10.29	$8.96
Institutional Class:
Net assets	$78,742,583	$269,972,447
Shares outstanding [unlimited number of shares (par value $0.01)	7,733,767	30,037,545
Net asset value, offering and redemption price per share	$10.18	$8.99

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
August 31, 2020 (Unaudited)

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $38,802,713 and $2,781,878, respectively)	$33,474,511	$2,306,160
Foreign currency, at value (cost $0 and $4,462, respectively)	—	4,516
Receivables:
Fund shares sold	84,452	2,409
Securities sold	425,729	—
Dividends and interest	70,114	3,045
Dividend tax reclaim	—	2,721
Due from Adviser (Note 4)	—	10,165
Prepaid expenses	22,900	20,871
Total assets	34,077,706	2,349,887
LIABILITIES:
Payables:
Securities purchased	42,350	—
Fund shares redeemed	276,194	—
Due to Adviser (Note 4)	18,524	—
Administration fees	28,536	33,797
Transfer agent fees and expenses	13,213	11,559
Audit fees	11,343	11,343
12b-1 distribution fees – Investor Class	1,312	789
Shareholder reporting	3,198	1,597
Chief Compliance Officer fee	2,684	2,684
Miscellaneous	2,178	1,843
Trustee fees and expenses	1,351	1,339
Custody fees	1,501	2,320
Fund accounting fees	573	—
Shareholder servicing fees – Investor Class	51	—
Legal fees	399	319
Total liabilities	403,407	67,590
NET ASSETS	$33,674,299	$2,282,297
NET ASSETS CONSIST OF:
Paid-in capital	$40,417,404	$2,975,502
Total distributable earnings	(6,743,105)	(693,205)
Net assets	$33,674,299	$2,282,297
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$1,519,326	$861,648
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	171,314	120,225
Net asset value, offering and redemption price per share	$8.87	$7.17
Institutional Class:
Net assets	$32,154,973	$1,420,649
Shares outstanding (unlimited number of shares, no par value)	3,609,126	197,861
Net asset value, offering and redemption price per share	$8.91	$7.18

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the Six Months Ended August 31, 2020 (Unaudited)

		PZENA
	PZENA	EMERGING
	MID CAP	MARKETS
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $2,097 and $680,409, respectively)	$969,741	$5,428,704
Interest income	1,021	7,353
Total investment income	970,762	5,436,057

EXPENSES:
Investment advisory fees (Note 4)	249,166	1,296,745
Administration fees (Note 4)	33,432	116,428
Transfer agent fees and expenses (Note 4)	19,203	32,200
Federal and state registration fees	16,906	23,308
Audit fees	11,343	11,343
Trustee fees and expenses	6,543	7,709
12b-1 distribution fees – Investor Class (Note 5)	5,775	14,166
Chief Compliance Officer fees (Note 4)	5,601	5,601
Custody fees (Note 4)	5,246	135,065
Reports to shareholders	3,372	12,432
Legal fees	2,908	3,461
Shareholder servicing fees – Investor Class (Note 6)	2,151	5,628
Insurance expense	1,278	2,688
Fund accounting fees (Note 4)	790	2,027
Other expenses	4,052	7,362
Total expenses before advisory fee waiver	367,766	1,676,163
Advisory fee waiver (Note 4)	(79,528)	(255,884)
Net expenses	288,238	1,420,279
NET INVESTMENT INCOME	682,524	4,015,778

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on transactions from:
Investments	(2,799,842)	(14,794,233)
Foreign currency	(12)	(142,368)
Net change in unrealized appreciation from:
Investments	8,916,792	8,251,555
Foreign currency	—	43,498
Net gain/(loss) on investments and foreign currency	6,116,938	(6,641,548)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,799,462	$(2,625,770)

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the Six Months Ended August 31, 2020 (Unaudited)

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $0 and $2,949, respectively)	$327,556	$24,638
Interest income	850	89
Total investment income	328,406	24,727

EXPENSES:
Investment advisory fees (Note 4)	137,588	9,884
Administration fees (Note 4)	30,494	29,093
Transfer agent fees and expenses (Note 4)	20,019	16,406
Federal and state registration fees	17,087	14,003
Audit fees	11,343	11,343
Trustee fees and expenses	6,639	6,522
12b-1 distribution fees – Investor Class (Note 5)	1,532	924
Chief Compliance Officer fees (Note 4)	5,601	5,601
Custody fees (Note 4)	4,056	9,212
Reports to shareholders	2,751	1,808
Legal fees	2,843	2,928
Shareholder servicing fees – Investor Class (Note 6)	38	—
Insurance expense	1,086	857
Fund accounting fees (Note 4)	812	1,623
Other expenses	3,401	3,739
Total expenses before advisory fee waiver and expense reimbursement	245,290	113,943
Advisory fee waiver and expense reimbursement (Note 4)	(84,408)	(101,481)
Net expenses	160,882	12,462
NET INVESTMENT INCOME	167,524	12,265

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on transactions from:
Investments	(1,725,811)	(234,385)
Foreign currency	—	(312)
Net change in unrealized appreciation/(depreciation) from:
Investments	(258,679)	152,551
Foreign currency	—	247
Net loss on investments and foreign currency	(1,984,490)	(81,899)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,816,966)	$(69,634)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2020	February 29,
	(Unaudited)	2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$682,524	$693,495
Net realized gain/(loss) from:
Investments	(2,799,842)	2,002,490
Foreign currency	(12)	(31)
Change in unrealized appreciation/(depreciation) on investments	8,916,792	(5,430,045)
Net increase/(decrease) in net assets resulting from operations	6,799,462	(2,734,091)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(76,081)
Net dividends and distributions to shareholders – Institutional Class	—	(665,359)
Net decrease in net assets resulting from distributions paid	—	(741,440)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,554,541	658,380
Proceeds from shares subscribed – Institutional Class	34,097,788	25,734,478
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	76,036
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	665,359
Payments for shares redeemed – Investor Class	(567,117)	(6,518,926	)(1)
Payments for shares redeemed – Institutional Class	(13,559,884)	(4,733,502	)(2)
Net increase in net assets derived from capital share transactions	22,525,328	15,881,825

TOTAL INCREASE IN NET ASSETS	29,324,790	12,406,294

NET ASSETS:
Beginning of period	55,254,286	42,847,992
End of period	$84,579,076	$55,254,286

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	318,377	55,595
Shares sold – Institutional Class	4,257,964	2,215,532
Shares issued in reinvestments of dividends and distributions – Investor Class	—	6,092
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	54,050
Shares redeemed – Investor Class	(62,965)	(519,675)
Shares redeemed – Institutional Class	(1,360,825)	(397,990)
Net increase in shares outstanding	3,152,551	1,413,604

(1)	Net of redemption fees of $99.
(2)	Net of redemption fees of $3.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Six Months Ended		Year Ended
	August 31, 2020		February 29,
	(Unaudited)		2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$4,015,778		$6,009,156
Net realized gain/(loss) from:
Investments	(14,794,233)		10,013,385
Foreign currency	(142,368)		(199,963)
Change in unrealized appreciation/(depreciation) on:
Investments	8,251,555		(55,054,552)
Foreign currency	43,498		(60,961)
Net decrease in net assets resulting from operations	(2,625,770)		(39,292,935)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—		(564,052)
Net dividends and distributions to shareholders – Institutional Class	—		(12,725,473)
Net decrease in net assets resulting from distributions paid	—		(13,289,525)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,584,923		9,107,546
Proceeds from shares subscribed – Institutional Class	48,244,096		101,445,340
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—		563,923
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—		10,253,444
Payments for shares redeemed – Investor Class	(2,953,643	)(1)	(9,803,871	)(3)
Payments for shares redeemed – Institutional Class	(75,188,936	)(2)	(59,847,325	)(4)
Net increase/(decrease) in net assets derived from capital share transactions	(23,313,560)		51,719,057

TOTAL DECREASE IN NET ASSETS	(25,939,330)		(863,403)

NET ASSETS:
Beginning of period	310,482,791		311,346,194
End of period	$284,543,461		$310,482,791

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	807,507		899,728
Shares sold – Institutional Class	6,371,904		10,035,805
Shares issued in reinvestments of dividends and distributions – Investor Class	—		56,619
Shares issued in reinvestments of dividends and distributions – Institutional Class	—		1,028,430
Shares redeemed – Investor Class	(359,718)		(990,863)
Shares redeemed – Institutional Class	(9,746,496)		(5,893,226)
Net increase/(decrease) in shares outstanding	(2,926,803)		5,136,493

(1)	Net of redemption fees of $1,113.
(2)	Net of redemption fees of $6,062.
(3)	Net of redemption fees of $842.
(4)	Net of redemption fees of $11,385.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended		Year Ended
	August 31, 2020		February 29,
	(Unaudited)		2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$167,524		$238,197
Net realized gain/(loss) on investments from investments	(1,725,811)		275,065
Net change in unrealized depreciation on investments	(258,679)		(5,143,249)
Net decrease in net assets resulting from operations	(1,816,966)		(4,629,987)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Institutional Class	—		(217,287)
Net decrease in net assets resulting from distributions paid	—		(217,287)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	424,078		542,686
Proceeds from shares subscribed – Institutional Class	10,190,042		18,084,168
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—		197,544
Payments for shares redeemed – Investor Class	(140,243)		(4,625,248)
Payments for shares redeemed – Institutional Class	(6,885,328	)(1)	(3,671,403	)(2)
Net increase in net assets derived from capital share transactions	3,588,549		10,527,747

TOTAL INCREASE IN NET ASSETS	1,771,583		5,680,473

NET ASSETS:
Beginning of period	31,902,716		26,222,243
End of period	$33,674,299		$31,902,716

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	54,548		52,040
Shares sold – Institutional Class	1,369,212		1,691,478
Shares issued in reinvestments of dividends and distributions – Institutional Class	—		17,374
Shares redeemed – Investor Class	(20,100)		(478,179)
Shares redeemed – Institutional Class	(946,086)		(351,050)
Net increase in shares outstanding	457,574		931,663

(1)	Net of redemption fees of $1,318.
(2)	Net of redemption fees of $1.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2020	February 29,
	(Unaudited)	2020
INCREASE/DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$12,265	$43,574
Net realized gain/(loss) from:
Investments	(234,385)	3,003
Foreign currency	(312)	34
Change in unrealized appreciation/(depreciation) on:
Investments	152,551	(444,146)
Foreign currency	247	(8)
Net decrease in net assets resulting from operations	(69,634)	(397,543)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(19,016)
Net dividends and distributions to shareholders – Institutional Class	—	(23,450)
Net decrease in net assets resulting from distributions paid	—	(42,466)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	60,450	42,900
Proceeds from shares subscribed – Institutional Class	52,515	667,197
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	19,016
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	23,450
Payments for shares redeemed – Institutional Class	(3,787)	(388)
Net increase in net assets derived from capital share transactions	109,178	752,175

TOTAL INCREASE IN NET ASSETS	39,544	312,166

NET ASSETS:
Beginning of period	2,242,753	1,930,587
End of period	$2,282,297	$2,242,753

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	10,839	5,195
Shares sold – Institutional Class	8,251	76,648
Shares issued in reinvestments of dividends and distributions – Investor Class	—	2,186
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	2,695
Shares redeemed – Institutional Class	(565)	(45)
Net increase in shares outstanding	18,525	86,679

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	2020		February 29,		February 28,		February 28,		February 28,	February 29,
	(Unaudited)		2020		2019		2018		2017	2016
PER SHARE DATA:
Net asset value, beginning of period	$10.86		$11.59		$12.92		$12.26		$8.70	$10.51

Income from investment operations:
Net investment income	0.09	(1)	0.12	(1)	0.11	(1)	0.05		0.05	0.07
Net realized and unrealized
gain/(loss) on investments	(0.66)		(0.74)		(1.18)		0.94		3.58	(1.55)
Total from investment operations	(0.57)		(0.62)		(1.07)		0.99		3.63	(1.48)

Less distributions:
Dividends from net investment income	—		(0.06)		—		(0.05)		(0.07)	(0.05)
Dividends from net realized
gain on investments	—		(0.05)		(0.26)		(0.28)		—	(0.28)
Total distributions	—		(0.11)		(0.26)		(0.33)		(0.07)	(0.33)

Redemption fees retained	—		0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	—

Net asset value, end of period	$10.29		$10.86		$11.59		$12.92		$12.26	$8.70

TOTAL RETURN	-5.25	%(3)	-5.49%		-8.12%		8.09%		41.73%	-14.44%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$5,836		$3,387		$8,920		$8,593		$2,741	$1,053
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.50	%(4)	1.56%		1.66%		3.63%		6.90%	8.51%
After fee waivers and
expense reimbursement	1.24	%(4)	1.23%		1.24%		1.22%		1.35%	1.17%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	1.62	%(4)	0.69%		0.48%		(2.09)%		(5.04)%	(6.64)%
After fee waivers and
expense reimbursement	1.88	%(4)	1.02%		0.90%		0.32%		0.51%	0.70%
Portfolio turnover rate(5)	31	%(3)	32%		34%		16%		26%	43%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	2020		February 29,		February 28,		February 28,		February 28,	February 29,
	(Unaudited)		2020		2019		2018		2017	2016
PER SHARE DATA:
Net asset value, beginning of period	$10.72		$11.44		$12.93		$12.27		$8.70	$10.52

Income from investment operations:
Net investment income	0.10	(1)	0.16	(1)	0.15	(1)	0.09		0.09	0.08
Net realized and unrealized
gain/(loss) on investments	(0.64)		(0.73)		(1.20)		0.94		3.58	(1.55)
Total from investment operations	(0.54)		(0.57)		(1.05)		1.03		3.67	(1.47)

Less distributions:
Dividends from net investment income	—		(0.10)		(0.18)		(0.09)		(0.10)	(0.07)
Dividends from net realized
gain on investments	—		(0.05)		(0.26)		(0.28)		—	(0.28)
Total distributions	—		(0.15)		(0.44)		(0.37)		(0.10)	(0.35)

Redemption fees retained	—		0.00	(1)(2)	0.00	(1)(2)	—		—	—

Net asset value, end of period	$10.18		$10.72		$11.44		$12.93		$12.27	$8.70

TOTAL RETURN	-5.04	%(3)	-5.17%		-7.82%		8.36%		42.21%	-14.31%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$78,743		$51,867		$33,928		$33,137		$2,757	$1,528
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.16	%(4)	1.23%		1.32%		2.83%		6.64%	8.25%
After fee waivers and
expense reimbursement	0.90	%(4)	0.90%		0.90%		0.93	%(3)	1.00%	1.00%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	1.96	%(4)	1.02%		0.82%		(1.27)%		(4.77)%	(6.39)%
After fee waivers and
expense reimbursement	2.22	%(4)	1.35%		1.24%		0.63%		0.87%	0.86%
Portfolio turnover rate(5)	31	%(3)	32%		34%		16%		26%	43%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2020		February 29,		February 28,		February 28,		February 28,		February 29,
	(Unaudited)		2020		2019		2018		2017		2016
PER SHARE DATA:
Net asset value, beginning of period	$8.96		$10.56		$11.46		$9.47		$6.74		$9.04

Income from investment operations:
Net investment income	0.11	(1)	0.16	(1)	0.13	(1)	0.07		0.03		0.13
Net realized and unrealized
gain/(loss) on investments	(0.11)		(1.37)		(0.93)		2.06		2.76		(2.29)
Total from investment operations	—		(1.21)		(0.80)		2.13		2.79		(2.16)

Less distributions:
Dividends from net investment income	—		(0.14)		(0.10)		(0.14)		(0.06)		(0.14)
Dividends from net realized
gain on investments	—		(0.25)		—		—		—		—
Total distributions	—		(0.39)		(0.10)		(0.14)		(0.06)		(0.14)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—

Net asset value, end of period	$8.96		$8.96		$10.56		$11.46		$9.47		$6.74

TOTAL RETURN	0.00	%(3)	-11.85%		-6.95%		22.56%		41.63%		-24.02%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$14,571		$10,563		$12,814		$11,023		$2,713		$811
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.63	%(4)	1.58%		1.60%		2.03%		3.19%		3.26%
After fee waivers and
expense reimbursement	1.43	%(4)	1.56%		1.59%		1.57%		1.60%		1.55%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	2.56	%(4)	1.55%		1.25%		0.42%		(0.91)%		(0.36)%
After fee waivers and
expense reimbursement	2.76	%(4)	1.57%		1.26%		0.88%		0.68%		1.35%
Portfolio turnover rate(5)	22	%(3)	18%		21%		7%		29%		22%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2020		February 29,		February 28,		February 28,	February 28,	February 29,
	(Unaudited)		2020		2019		2018	2017	2016
PER SHARE DATA:
Net asset value, beginning of period	$8.98		$10.57		$11.46		$9.48	$6.74	$9.04

Income from investment operations:
Net investment income	0.13	(1)	0.20	(1)	0.17	(1)	0.17	0.10	0.13
Net realized and unrealized
gain/(loss) on investments	(0.12)		(1.37)		(0.93)		1.97	2.72	(2.27)
Total from investment operations	0.01		(1.17)		(0.76)		2.14	2.82	(2.14)

Less distributions:
Dividends from net investment income	—		(0.17)		(0.13)		(0.16)	(0.08)	(0.16)
Dividends from net realized
gain on investments	—		(0.25)		—		—	—	—
Total distributions	—		(0.42)		(0.13)		(0.16)	(0.08)	(0.16)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	—	—

Net asset value, end of period	$8.99		$8.98		$10.57		$11.46	$9.48	$6.74

TOTAL RETURN	0.11	%(3)	-11.51%		-6.57%		22.63%	42.01%	-23.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$269,972		$299,920		$298,532		$41,223	$21,821	$10,302
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.28	%(4)	1.23%		1.26%		1.75%	2.88%	3.02%
After fee waivers and
expense reimbursement	1.08	%(4)	1.21%		1.25%		1.25%	1.25%	1.40%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	2.91	%(4)	1.90%		1.59%		1.10%	(0.45)%	(0.15)%
After fee waivers and
expense reimbursement	3.11	%(4)	1.92%		1.60%		1.60%	1.18%	1.47%
Portfolio turnover rate(5)	22	%(3)	18%		21%		7%	29%	22%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended								For the Period
	August 31,		Year Ended		Year Ended		Year Ended		April 27, 2016(1)
	2020		February 29,		February 28,		February 28,		through
	(Unaudited)		2020		2019		2018		February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$9.57		$10.90		$11.10		$11.96		$10.00

Income from investment operations:
Net investment income/(loss)	0.04	(2)	0.06	(2)	0.00	(2)(3)	(0.03)		(0.03)
Net realized and unrealized gain/(loss) on investments	(0.74)		(1.39)		0.22		0.03		2.00
Total from investment operations	(0.70)		(1.33)		0.22		—		1.97

Less distributions:
Dividends from net realized gain on investments	—		—		(0.42)		(0.86)		(0.01)
Total distributions	—		—		(0.42)		(0.86)		(0.01)

Redemption fees retained	—		0.00	(2)(3)	0.00	(2)(3)	0.00	(2)(3)	0.00	(2)(3)

Net asset value, end of period	$8.87		$9.57		$10.90		$11.10		$11.96

TOTAL RETURN	-7.31	%(4)	-12.20%		2.40%		-0.11%		19.72	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,519		$1,310		$6,139		$5,583		$5,711
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.93	%(5)	2.09%		2.36%		2.91%		4.96	%(5)
After fee waivers and expense reimbursement	1.35	%(5)	1.42%		1.52	%(6)	1.51%		1.55	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.34	%(5)	(0.13)%		(0.81)%		(1.65)%		(3.79	)%(5)
After fee waivers and expense reimbursement	0.92	%(5)	0.54%		0.03%		(0.25)%		(0.38	)%(5)
Portfolio turnover rate(6)	24	%(4)	38%		52%		56%		13	%(4)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended						For the Period
	August 31,		Year Ended	Year Ended		Year Ended	April 27, 2016(1)
	2020		February 29,	February 28,		February 28,	through
	(Unaudited)		2020	2019		2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$9.60		$10.99	$11.17		$11.99	$10.00

Income from investment operations:
Net investment income/(loss)	0.05	(2)	0.09 (2)	0.04	(2)	0.01	(0.00	)(3)
Net realized and unrealized gain/(loss) on investments	(0.74)		(1.40)	0.23		0.03	2.00
Total from investment operations	(0.69)		(1.31)	0.27		0.04	2.00

Less distributions:
Dividends from net investment income	—		(0.08)	(0.03)		—	(0.01)
Dividends from net realized gain on investments	—		—	(0.42)		(0.86)	—
Total distributions	—		(0.08)	(0.45)		(0.86)	(0.01)

Redemption fees retained(2)(3)	0.00		0.00	0.00		0.00	0.00

Net asset value, end of period	$8.91		$9.60	$10.99		$11.17	$11.99

TOTAL RETURN	-7.19	%(4)	-12.07%	2.83%		0.22%	20.02	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$32,155		$30,593	$20,083		$10,355	$9,114
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.68	%(5)	1.77%	2.03%		2.56%	4.31	%(5)
After fee waivers and expense reimbursement	1.10	%(5)	1.10%	1.19	%(6)	1.20%	1.20	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.59	%(5)	0.19%	(0.48)%		(1.27)%	(3.20	)%(5)
After fee waivers and expense reimbursement	1.17	%(5)	0.86%	0.36%		0.09%	(0.09	)%(5)
Portfolio turnover rate(6)	24	%(4)	38%	52%		56%	13	%(4)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended				For the Period
	August 31,		Year Ended		July 2, 2018(1)
	2020		February 29,		through
	(Unaudited)		2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$7.48		$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.03		0.18		0.03
Net realized and unrealized loss on investments	(0.34)		(1.59)		(0.79)
Total from investment operations	(0.31)		(1.41)		(0.76)

Less distributions:
Dividends from net investment income	—		(0.18)		(0.04)
Dividends from net realized gain on investments	—		(0.00	)(3)	(0.13)
Total distributions	—		(0.18)		(0.17)

Net asset value, end of period	$7.17		$7.48		$9.07

TOTAL RETURN	-4.14	%(4)	-15.83%		-7.48	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$861		$819		$925
Ratio of expenses to average net assets:
Before expense reimbursement	11.68	%(5)	13.43%		13.9	%(5)
After expense reimbursement	1.42	%(5)	1.42%		1.44	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(9.18	)%(5)	(9.91)%		(12.05	)%(5)
After expense reimbursement	1.08	%(5)	2.10%		0.43	%(5)
Portfolio turnover rate(6)	20	%(4)	18%		32	%(4)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended				For the Period
	August 31,		Year Ended		July 2, 2018(1)
	2020		February 29,		through
	(Unaudited)		2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$7.49		$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.04		0.20		0.04
Net realized and unrealized loss on investments	(0.35)		(1.59)		(0.78)
Total from investment operations	(0.31)		(1.39)		(0.74)

Less distributions:
Dividends from net investment income	—		(0.19)		(0.06)
Dividends from net realized gain on investments	—		(0.00	)(3)	(0.13)
Total distributions	—		(0.19)		(0.19)

Net asset value, end of period	$7.18		$7.49		$9.07

TOTAL RETURN	-4.14	%(4)	-15.55%		-7.32	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,421		$1,424		$1,006
Ratio of expenses to average net assets:
Before expense reimbursement	11.43	%(5)	13.18%		13.65	%(5)
After expense reimbursement	1.17	%(5)	1.17%		1.17	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(8.93	)%(5)	(9.66)%		(11.78	)%(5)
After expense reimbursement	1.33	%(5)	2.35%		0.70	%(5)
Portfolio turnover rate(6)	20	%(4)	18%		32	%(4)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
August 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), and Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund and Emerging Markets Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, and the International Small Cap Value Fund commenced operations on July 2, 2018.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2020 (Unaudited)

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Redemption Fees – Effective April 14, 2020, the Funds do not charge a redemption fee.  Prior to April 14, 2020, the Funds charged a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund and the International Small Cap Value Fund.  Such fees were retained by the applicable Fund and accounted for as an addition to paid-in capital. Redemption fees retained during the period March 1, 2020 through April 13, 2020 are disclosed in the statements of changes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Events Subsequent to the Period End – In preparing the financial statements as of August 31, 2020, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2020 (Unaudited)

price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Board.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of August 31, 2020:

Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$18,738,247	$—	$—	$18,738,247
Consumer Staples	1,860,153	—	—	1,860,153
Energy	8,998,216	—	—	8,998,216
Financial Services	26,823,791	—	—	26,823,791
Health Care	2,285,088	—	—	2,285,088
Materials & Processing	7,307,309	—	—	7,307,309
Producer Durables	10,358,552	—	—	10,358,552
Technology	5,023,649	—	—	5,023,649
Utilities	2,431,961	—	—	2,431,961
Total Common Stocks	83,826,966	—	—	83,826,966
Short-Term Investment	599,839	—	—	599,839
Total Investments	$84,426,805	$—	$—	$84,426,805

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2020 (Unaudited)

Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$3,515,126	$—	$—	$3,515,126
China	43,557,695	—	—	43,557,695
Czech Republic	5,077,884	—	—	5,077,884
Hong Kong	18,210,768	—	—	18,210,768
Hungary	3,645,960	—	—	3,645,960
India	17,744,765	—	—	17,744,765
Indonesia	4,079,749	—	—	4,079,749
Malaysia	2,558,110	—	—	2,558,110
Poland	3,359,545	—	—	3,359,545
Republic of Korea	47,929,854	—	—	47,929,854
Romania	2,766,448	—	—	2,766,448
Russian Federation	17,515,798	—	—	17,515,798
Singapore	7,296,523	—	—	7,296,523
South Africa	6,874,853	—	—	6,874,853
Taiwan	29,755,754	—	—	29,755,754
Thailand	9,640,765	—	—	9,640,765
Turkey	6,084,578	—	—	6,084,578
United Arab Emirates	6,134,308	—	—	6,134,308
United Kingdom	11,440,068	—	—	11,440,068
United States	18,985,284	—	—	18,985,284
Total Common Stocks	266,173,835	—	—	266,173,835
Preferred Stocks
Brazil	6,596,774	—	—	6,596,774
Republic of Korea	2,374,977	—	—	2,374,977
Total Preferred Stocks	8,971,751	—	—	8,971,751
Short-Term Investment	7,756,170	—	—	7,756,170
Total Investments	$282,901,756	$—	$—	$282,901,756

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,115,593	$—	$—	$4,115,593
Consumer Staples	1,307,350	—	—	1,307,350
Energy	2,060,456	—	—	2,060,456
Financial Services	11,036,903	—	—	11,036,903
Health Care	1,289,264	—	—	1,289,264
Materials & Processing	2,194,818	—	—	2,194,818
Producer Durables	6,944,122	—	—	6,944,122
Technology	3,904,408	—	—	3,904,408
Total Common Stocks	32,852,914	—	—	32,852,914
REIT	411,868	—	—	411,868
Short-Term Investment	209,729	—	—	209,729
Total Investments	$33,474,511	$—	$—	$33,474,511

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2020 (Unaudited)

International Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$34,248	$—	$—	$34,248
Austria	65,122	—	—	65,122
Belgium	25,629	—	—	25,629
Canada	199,304	—	—	199,304
France	225,890	—	—	225,890
Germany	211,390	—	—	211,390
Hong Kong	123,281	—	—	123,281
Israel	35,656	—	—	35,656
Italy	185,575	—	—	185,575
Japan	427,493	—	—	427,493
Netherlands	123,662	—	—	123,662
Norway	63,321	—	—	63,321
Republic of Korea	123,377	—	—	123,377
Spain	55,620	—	—	55,620
United Kingdom	349,569	—	—	349,569
Total Common Stocks	2,249,137	—	—	2,249,137
Short-Term Investment	57,023	—	—	57,023
Total Investments	$2,306,160	$—	$—	$2,306,160

Refer to the Funds’ schedule of investments for a detailed break-out of securities.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to each Fund.  The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2020 (Unaudited)

For the six-month period ended August 31, 2020, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$249,166
Emerging Markets Value Fund	1,296,745
Small Cap Value Fund	137,588
International Small Cap Value Fund	9,884

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses of the Funds to ensure that the net annual operating expenses (excluding acquired fund fees, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

	Emerging		International
Mid Cap	Markets	Small Cap	Small Cap
Value Fund	Value Fund	Value Fund	Value Fund
0.90%	1.08%	1.10%	1.17%

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six-month period ended August 31, 2020, the Adviser reduced its fees and reduced other operating expenses in the amount of $79,528 for the Mid Cap Value Fund, $255,884 for the Emerging Markets Value Fund, $84,408 for the Small Cap Value Fund, and $101,481 for the International Small Cap Value Fund.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	2/28/2021	2/28/2022	2/28/2023	8/31/2023	Total
Mid Cap Value Fund	$99,138	$185,240	$172,679	$79,528	$536,585
Emerging Markets Value Fund	93,616	66,606	101,496	255,884	517,602
Small Cap Value Fund	88,002	171,647	194,936	84,408	538,993
International Small Cap Value Fund	—	158,461	234,010	101,481	493,952

Fund Services serves as the Funds’ administrator, fund accountant, and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the six-month period ended August 31, 2020 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of the Funds has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ Distributor.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six-month period ended August 31, 2020, the 12b-1 distribution fees incurred under the Plan by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2020 (Unaudited)

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six-month period ended August 31, 2020, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six-month period ended August 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$44,092,352	$19,007,265
Emerging Markets Value Fund	55,529,633	72,425,749
Small Cap Value Fund	12,104,266	6,896,281
International Small Cap Value Fund	578,816	400,593

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of August 31, 2020:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	78%	—
Mac & Co.	—	50%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
National Financial Services, LLC	58%	54%

	Small Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment, Management, LLC	66%	—
Charles Schwab & Co., Inc.	29%	—
Pershing, LLC	—	46%

	International Small Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	87%	53%
Matrix Trust Co.	—	47%

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2020 (Unaudited)

NOTE 9 – LINE OF CREDIT

Effective April 23, 2020, the Funds have a line of credit in the amount of $25,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the period ended August 31, 2020, the Small Cap Value Fund and International Small Cap Fund did not draw upon the line of credit. During the period ended August 31, 2020, the Emerging Markets Value Fund had an average daily outstanding balance of $188,229, a weighted average interest rate of 3.25%, incurred interest expense of $2,226 and had a maximum amount outstanding of $8,304,000.  During the period ended August 31, 2020, the Mid Cap Value Fund had an average daily outstanding balance of $24,267, a weighted average interest rate of 3.25%, incurred interest expense of $287 and had a maximum amount outstanding of $809,000. At August 31, 2020, the Funds had no outstanding loan amounts.

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 29, 2020, the Funds’ most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging		International
	Mid Cap	Markets	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$65,588,672	$358,863,299	$37,508,704	$2,904,351
Gross unrealized appreciation	2,140,794	18,774,463	867,290	57,459
Gross unrealized depreciation	(12,445,524)	(67,587,900)	(6,552,909)	(687,105)
Net unrealized depreciation(a)	(10,304,730)	(48,813,437)	(5,685,619)	(629,646)
Undistributed ordinary income	642,415	36,193	41,840	6,085
Undistributed long-term capital gains	1,595,007	913,668	717,640	—
Total distributable earnings	2,237,422	949,861	759,480	6,085
Other accumulated gains/(losses)	—	(61,942)	—	(10)
Total accumulated earnings/(losses)	$(8,067,308)	$(47,925,518)	$(4,926,139)	$(623,571)

(a)	The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments.

The tax character of distributions paid during the six-month period ended August 31, 2020 and the year ended February 29, 2020 were as follows:

	Six Months Ended	Year Ended
	August 31, 2020	February 29, 2020
Mid Cap Value Fund
Ordinary income	$—	$522,214
Long-term capital gains	—	218,926

Emerging Markets Value Fund
Ordinary income	$—	$10,987,642
Long-term capital gains	—	2,301,883

Small Cap Value Fund
Ordinary income	$—	$217,287

International Small Cap Value Fund
Ordinary income	$—	$42,466

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2020 (Unaudited)

• Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Changes in foreign currency exchange rates will affect the value of what each Fund owns and each Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

Pzena Funds
Expense Example
August 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates changes by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
August 31, 2020 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	3/1/20	8/31/20	3/1/20 – 8/31/20
Actual
Mid Cap Value Fund	$1,000.00	$947.50	$6.09
Emerging Markets Value Fund	1,000.00	1,000.00	7.21
Small Cap Value Fund	1,000.00	926.90	6.56
International Small Cap Value Fund	1,000.00	958.60	7.01

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.95	$6.31
Emerging Markets Value Fund	1,000.00	1,018.00	7.27
Small Cap Value Fund	1,000.00	1,018.40	6.87
International Small Cap Value Fund	1,000.00	1,018.05	7.22

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 1.24%, 1.43%, 1.35%, and 1.42%, respectively, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Investor Class shares of each Fund. The Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Investor Class shares returned -5.25%, 0.00%, -7.31%, and -4.14%, respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	3/1/20	8/31/20	3/1/20 – 8/31/20
Actual
Mid Cap Value Fund	$1,000.00	$949.60	$4.42
Emerging Markets Value Fund	1,000.00	1,001.10	5.45
Small Cap Value Fund	1,000.00	928.10	5.35
International Small Cap Value Fund	1,000.00	958.60	5.78

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.67	$4.58
Emerging Markets Value Fund	1,000.00	1,019.76	5.50
Small Cap Value Fund	1,000.00	1,019.66	5.60
International Small Cap Value Fund	1,000.00	1,019.31	5.96

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 0.90%, 1.08%, 1.10%, and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Institutional Class shares of each Fund. The Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Institutional Class shares returned -5.04%, 0.11%, -7.19%, and -4.14%, respectively.

Pzena Funds
Notice to Shareholders
August 31, 2020 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Funds’ Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    11/6/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    11/6/2020

By (Signature and Title)      /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date    11/6/2020